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                                                                   EXHIBIT 23(c)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Engineering Animation, Inc. of our report dated April 20, 1998 relating to the consolidated financial statements of Sense8 Corporation, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                                            PRICE WATERHOUSE LLP
San Jose, California
May 1, 1998